UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2006
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
301 Commerce Street, Suite 500, Fort Worth, Texas 76102

(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 390-8200
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Form of Twenty-Sixth Supplemental Indenture
Form of Twenty-Seventh Supplemental Indenture

Item 8.01.       Other Events.
     In connection with its Registration Statement on Form S-3 (Registration No. 333-127461), D.R. Horton is hereby filing the following exhibits which are incorporated by reference herein:
Exhibit 4.1 — Form of Twenty-Sixth Supplemental Indenture among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee.
Exhibit 4.2 — Form of Twenty-Seventh Supplemental Indenture among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee.
Item 9.01.       Financial Statements and Exhibits.
(c)       Exhibits.
4.1	Form of Twenty-Sixth Supplemental Indenture among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee.

4.2	Form of Twenty-Seventh Supplemental Indenture among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 11, 2006

D.R. Horton, Inc.
By:	/s/ BILL W. WHEAT
Bill W. Wheat
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
4.1	Form of Twenty-Sixth Supplemental Indenture among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee.

4.2	Form of Twenty-Seventh Supplemental Indenture among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee.